MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Mid Cap Core Portfolio

(the “Portfolio”)

Supplement dated February 5, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus each dated May 1, 2020, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Portfolio’s subadvisor and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process.

On or about February 8, 2021, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about May 1, 2021, the following changes will be made to the Summary Prospectus and Prospectus:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Wellington Mid Cap Portfolio.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Portfolio are replaced by Wellington, as appropriate.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Portfolio’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the securities of U.S. companies with market capitalizations at the time of investment that are similar to the market capitalizations generally within the collective range of the Russell Midcap® Index and the S&P Mid Cap® 400 Index. As of December 31, 2020, companies in the Russell Midcap® Index had market capitalizations ranging from $624 million to $59.7 billion and the S&P Mid Cap 400® Index had market capitalizations ranging from $1.5 billion to $22.2 billion.

The Subadvisor seeks to achieve the Portfolio’s investment objective by allocating the Portfolio’s assets among multiple portfolio management teams of Wellington, the Portfolio’s Subadvisor (the “Subadvisor”), that employ investment strategies with different investment styles, including Mid Cap Opportunities and Select Mid Cap Value strategies. Each investment strategy has distinct investment philosophies and analytical processes to identify securities for purchase or sale. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity.

New York Life Investment Management LLC, the Portfolio’s Manager, in collaboration with the Subadvisor will allocate Portfolio assets among the Subadvisor’s two sub-strategies described below.

Mid Cap Opportunities Strategy: The Subadvisor’s Mid Cap Opportunities team employs a “bottom-up” fundamental research approach to evaluate potential investments with an emphasis on fundamentals, valuation, and earnings expectations. The Mid Cap Opportunities team seeks to invest in high-quality, established mid capitalization companies with strong balance sheets and management teams, and market leadership in their respective industries. The Mid Cap Opportunities team may sell securities when the team believes downside risk is equal to or greater than the upside potential, company fundamentals deteriorate, the team believes valuations are excessive, or market capitalization ceilings are exceeded.

Select Mid Cap Value Strategy: The Subadvisor’s Select Mid Cap Value team employs a contrarian investment approach to investing in the securities of companies the team believes are undervalued. The Select Mid Cap Value team employs a “bottom-up” fundamental research approach and valuation techniques to assess a company’s value on the basis of its earnings power, growth potential, balance sheet, and competitive positioning. The Select Mid Cap Value team may consider selling a security if a stock approaches the team’s target price, company fundamentals deteriorate, the team believes an alternative investment offers a more compelling risk/reward opportunity, or market capitalization ceilings are exceeded.

4.	Principal Risks. In the “Principal Risks” section of the Summary Prospectus, the “Portfolio Management Risk” is deleted and replaced with the following:

(a)	Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	The following is added to the end of the first paragraph:

The Portfolio has selected the S&P Mid Cap 400 Index as the Portfolio’s secondary benchmark. S&P MidCap 400 Index is a market capitalization-weighted index of common stocks representing the mid-cap U.S. equity market.

(b)	The following is added as the fifth paragraph:

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

6.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Gregory J. Garabedian, Senior Managing Director	Since May 2021
	Mark A. Whitaker, Senior Managing Director	Since May 2021
	Philip W. Ruedi, Senior Managing Director	Since May 2021

7.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is amended to remove reference to the Portfolio.

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

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8.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

•	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Gregory J. Garabedian, Mark A. Whitaker and Philip W. Ruedi, CFA, and to delete references to the Portfolio in the biographies for Migene Kim and Mona Patni. Any and all references to Mses. Kim and Patni are deleted in their entirety.

Gregory J. Garabedian	Mr. Garabedian is a Senior Managing Director and Equity Portfolio Manager and joined Wellington is 2006. He has 15 years of investment management experience. Mr. Garabedian earned his MBA from the University of Pennsylvania (Wharton, 2005) and his BS in accounting from Villanova University (1997).
Mark A. Whitaker, CFA	Mr. Whitaker is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2004. He has 19 years of investment management experience. Mr. Whitaker earned his MBA from Stanford University (2004) and his BS in business administration from the University of Kansas, Lawrence (1999). Additionally, he is a CFA® charterholder.
Philip W. Ruedi, CFA

Mr. Ruedi is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2004. He has 26 years of investment management experience. Mr. Ruedi earned his MBA with a concentration in finance, with high honors, from the University of Chicago (1998) and his BBA in finance and accounting, with high distinction, from the University of Michigan (1993). Additionally, he is a CFA® charterholder.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio will bear the direct transaction costs associated with the Portfolio’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

10.	MAINSTAY VP WELLINGTON MID CAP PORTFOLIO: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Mid Cap Opportunities and Select Mid Cap Value Composites is provided to illustrate the past performance of Wellington, the MainStay VP Wellington Mid Cap Portfolio’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since January 1981 for the Mid Cap Opportunities strategy and October 2003 for the Select Mid Cap Value strategy. Philip Ruedi and Mark Whitaker are the current portfolio managers of the Mid Cap Opportunities accounts and Gregory Garabedian is the current portfolio manager of the Select Mid Cap Value accounts. Since inception of the Mid Cap Opportunities accounts, Phillip Perelmuter acted as portfolio manager from August 1997 until May 2011. Since inception of the Select Mid Cap Value accounts, James Mordy acted as portfolio manager from October 2003 until December 2018. The Composites include accounts that are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Mid Cap Opportunities Composite is compared against the S&P MidCap 400 Index, the Composite’s primary benchmark and the Fund’s secondary benchmark. The performance of the Fund is compared against the Russell Midcap Index, the Fund’s primary benchmark. Wellington believes that the Russell Midcap Index aligns with the overall Fund’s investment style. The Russell Midcap Index provides investors with a benchmark for mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an ongoing basis. The Russell Midcap Index is unmanaged and it is not possible to invest directly in an index.

The performance of the Select Mid Cap Value Composite is compared against the Russell 2500 Value Index, the Composite’s primary benchmark. The performance of the Fund is compared against the Russell Midcap Index, the Fund’s primary benchmark. Wellington believes that the Russell Midcap Index aligns with the overall Fund’s investment style. The Russell Midcap Index provides investors with a benchmark for mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an ongoing basis. The Russell Midcap Index is unmanaged and it is not possible to invest directly in an index.

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The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Mid Cap Opportunities Composite

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell Midcap Index (Gross)	S&P MidCap 400 Index (Gross)
2020	25.00%	25.93%	17.13%	13.66%
2019	32.76%	33.74%	30.57%	26.20%
2018	-7.37%	-6.67%	-9.12%	-11.08%
2017	24.48%	25.40%	18.54%	16.24%
2016	11.92%	12.76%	13.84%	20.74%
2015	1.65%	2.41%	-2.45%	-2.18%
2014	11.05%	11.88%	13.12%	9.77%
2013	39.51%	40.53%	34.81%	33.50%
2012	19.10%	19.99%	17.24%	17.88%
2011	-8.19%	-7.49%	-1.49%	-1.73%

Annualized Returns as of 12/31/2020
1 Year	25.00%	25.93%	17.13%	13.66%
2 Years	28.83%	29.78%	23.67%	19.77%
3 Years	15.41%	16.27%	11.60%	8.45%
4 Years	17.61%	18.49%	13.30%	10.35%
5 Years	16.45%	17.32%	13.40%	12.35%
10 Years	13.94%	14.79%	12.41%	11.51%
Since Inception (8/31/1997)	13.92%	14.77%	9.92%	10.45%

Select Mid Cap Value Composite

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell Midcap Index (Gross)	Russell 2500 Value Index (Gross)
2020	2.65%	3.58%	17.13%	4.88%
2019	34.99%	36.18%	30.57%	23.56%
2018	-13.77%	-12.98%	-9.12%	-12.36%
2017	16.24%	17.28%	18.54%	10.36%
2016	9.35%	10.33%	13.84%	25.20%
2015	-0.99%	-0.09%	-2.45%	-5.49%
2014	5.09%	6.04%	13.12%	7.11%
2013	34.27%	35.45%	34.81%	33.32%
2012	27.37%	28.50%	17.24%	19.21%
2011	-8.43%	-7.59%	-1.49%	-3.36%

Annualized Returns as of 12/31/2020
1 Year	2.65%	3.58%	17.13%	4.88%
2 Years	17.71%	18.77%	23.67%	13.84%
3 Years	6.12%	7.07%	11.60%	4.34%
4 Years	8.56%	9.54%	13.30%	5.81%
5 Years	8.72%	9.70%	13.40%	9.43%
10 Years	9.48%	10.47%	12.41%	9.33%
Since Inception (10/31/2003)	9.81%	10.80%	10.73%	8.68%

Note: The Mid Cap Opportunities Composite is composed of eighteen discretionary accounts and the Select Mid Cap Value Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The Composites include accounts that are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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